• • • • •

• • • • •

• •

• • •

• • o ±

• • • ±

13 × μ • o • •

• • •

• • • • • ±

* • • ±

• • • • • 6M 0.0 0.2 0.4 0.6 Timeline Treated Eye Untreated Eye 52%

• • • • • • • •

× • • • •

• • • • • • •

μ μ μ • • •

±

• • 44%

✓ ✓ ✓ ✓ ✓ ✓ ✓

• • • • • • • • • •

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• • • •

Courageous Innovation

Dedicated to Bringing Game-Changing Gene Therapies, Cell Therapies, and Vaccines to Market and Working Even Harder to Provide Access to Patients Globally



OCGN
March 2025

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including, but not limited to, strategy, business plans and objectives for Ocugen's clinical programs, plans and timelines for the preclinical and clinical development of Ocugen's product candidates, including the therapeutic potential, clinical benefits and safety thereof, expectations regarding timing, success and data announcements of current ongoing preclinical and clinical trials, the ability to initiate new clinical programs, statements regarding qualitative assessments of available data, potential benefits, expectations for ongoing clinical trials, anticipated regulatory filings and anticipated development timelines, which are subject to risks and uncertainties. We may, in some cases, use terms such as "predicts," "believes," "potential," "proposed," "continue," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "will," "should," or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements are subject to numerous important factors, risks, and uncertainties that may cause actual events or results to differ materially from our current expectations, including, but not limited to, the risks that preliminary, interim and top-line clinical trial results may not be indicative of, and may differ from, final clinical data; that unfavorable new clinical trial data may emerge in ongoing clinical trials or through further analyses of existing clinical trial data; that earlier non-clinical and clinical data and testing of may not be predictive of the results or success of later clinical trials; and that that clinical trial data are subject to differing interpretations and assessments, including by regulatory authorities. These and other risks and uncertainties are more fully described in our annual and periodic filings with the Securities and Exchange Commission (SEC), including the risk factors described in the section entitled "Risk Factors" in the quarterly and annual reports that we file with the SEC. Any forward-looking statements that we make in this presentation speak only as of the date of this presentation. Except as required by law, we assume no obligation to update forward-looking statements contained in this presentation whether as a result of new information, future events, or otherwise, after the date of this presentation.

We're Here to Make an Impact Through Courageous Innovation

Company Overview

Founded	2013
HQ & Manufacturing	Malvern, PA
Employees	~100
Ticker Symbol	OCGN
India Business Center	Hyderabad






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Nasdaq
ocugen

Our Values

Respect
Integrity
Teamwork
Accountability



Modifier Gene Therapy Platform



Novel approach to treating inherited retinal diseases as well as blindness diseases affecting millions

First-in-Class

- Differentiator: Master gene regulator; gene-agnostic approach
- Pipeline:
  - OCU400 Phase 3 liMeliGhT clinical trial (retinitis pigmentosa)
  - OCU410ST Phase 2/3 pivotal confirmatory clinical trial (Stargardt)
  - OCU410 Phase 2 ArMaDa clinical trial (geographic atrophy)

ocugen

Potential for Three Biologics License Applications (BLAs) in the Next Three Years

Product Candidate	Status	U.S./EU Prevalence	Target BLA/MAA Submission
OCU400 Retinitis Pigmentosa (RP) (Gene-agnostic targeting >100 genes, broad indication)	Phase 3 in Progress (Largest Orphan Gene Therapy Clinical Trial)	300,000	2026
OCU410ST **Stargardt Disease** (*ABCA4*-associated retinopathies >1,200 mutations)	Phase 2/3 Pivotal Confirmatory Clinical Trial for BLA - to be initiated mid-2025	100,000	2027
OCU410 Geographic Atrophy (GA) – Advanced dry AMD	Completed Phase 2 recruitment Planning to initiate Phase 3 in 2026	2-3 million	2028

ocugen

Leader in Ophthalmology Gene Therapies

Modifier Gene Therapy Platform

Breakthrough technology designed to address many rare diseases as well as complex diseases that affect millions

Traditional Gene Therapy is Highly Inefficient for Retinal Diseases


Red-green colour vision deficit Southern Blotting –structural re-arrangements
First Retinitis Pigmentosa gene (RHO) discovered - Linkage and Sanger sequencing of candidate gene
Human Genome sequence complete
Whole exome and whole genome sequencing gene discovery
300
250
200
150
100
50
0
Mapped
Identified
Jan-80
Jan-82
Jan-84
Jan-86
Jan-88
Jan-90
Jan-92
Jan-94
Jan-96
Jan-98
Jan-00
Jan-02
Jan-04
Jan-06
Jan-08
Jan-10
Jan-12
Jan-14
Jan-16

Mapped and Identified Retinal Disease Genes 1980 - 2017

- **13,120 (65%)** of all human proteins expressed in retina
- **785** genes are highly specialized in the retina
- More than **250** mutations have been identified
- **100+** associated with retinitis pigmentosa (RP)
- **One gene therapy associated with a single gene mutation (RPE65) is approved (2017)**

Traditional gene therapy is not efficient for diseases with multiple mutations (i.e. RP)

ocugen

The Photoreceptor is Dependent on Cellular Homeostasis Regulated by Key Transcription Factors (TFs) such as *NR2E3* (OCU400)


OS
ONL
OPL
INL
GCL

Normal Photoreceptor


ONL
INL

RP Impact on the Photoreceptor

Untreated – RP (*Rho* mutation)



OS
ONL
INL

Treated –OCU400



Recovery after treatment with OCU400

- Immunolabeling of rod photoreceptors with anti-opsin (green) in normal human and in retinitis pigmentosa retinas[1]
- Rhodopsin (RHO) immunolabeling shows restored expression and homeostasis in photoreceptors of treated animals[2]

[1] Jones BW, Marc RE, Pfeiffer RL. Retinal Degeneration, Remodeling and Plasticity. 2016 Oct 28. In: Kolb H, Fernandez E, Nelson R, editors. Webvision: The Organization of the Retina and Visual System [Internet]. Salt Lake City (UT): University of Utah Health Sciences Center; 1995-. Available from: https://www.ncbi.nlm.nih.gov/books/NBK482309/
[2] https://www.nature.com/articles/s41434-024-00440-6

OCU400 for Retinitis Pigmentosa

OCU400 First-in-Class Novel Modifier Gene Therapy for RP

Unmet Need

~300,000 people in the U.S./EU and 1.6 million globally suffer from RP, which affects >**100 genes**

One approved product (Luxturna®), a gene therapy, which can address **only one gene** (*RPE65*)

Potential Solution

OCU400 uses a gene-agnostic approach that is delivered via a single, subretinal injection to target all 100 genes associated with RP

A traditional gene therapy approach would require developing 100 different products to address all 100 genes

Current Status of OCU400:

- Largest orphan gene therapy clinical trial (Phase 3) in progress
- Intend to complete Phase 3 clinical trial enrollment in 1H 2025
- On track to meet 1H 2026 BLA and MAA filing targets

OCU400 Market Potential


2,000
298,000
Luxturna
OCU 400

Luxturna peak annual sales $52M* (2023) with a patient population of ~2,000

OCU400 has the potential to treat 298,000 patients

First Phase 3 gene therapy clinical trial to receive broad RP indication from **FDA**

Received RMAT & ODD from FDA and OMPD & ATMP from EMA

*https://assets.roche.com

Durability of Visual Function (LLVA) – Long-Term Follow-up



Multiple Mutations* (N=10)
p = 0.021
*
p = 0.005
*
Mean ΔLLVA (±SEM) from Baseline
10
5
0
-5
Year 1
Year 2
Treated Eye
Untreated Eye



RHO(N=8)
p = 0.055
p = 0.005
*
Mean ΔLLVA (±SEM) from Baseline
10
5
0
-5
Year 1
Year 2
Treated Eye
Untreated Eye

- 100% (10/10) treated evaluable subjects showed improvement or preservation in visual function compared to untreated eyes
- Treated eyes with multiple mutations and RHO subjects demonstrated a statistically significant ***(p=0.005)*** improvement in visual function when compared to untreated eyes
  - Demonstrates gene-agnostic MOA

OCU400 demonstrated a durable and statistically significant ***(p=0.005)*** improvement in visual function (LLVA) in all evaluable treated subjects at 2 Yr when compared to untreated eyes

*Improvement: 2-line (10 Letters on ETDRS chart) ; Preservation: ±4 Letters on ETDRS chart
#ETDRS = Early Treatment Diabetic Retinopathy Study; Students t-test was used to determine significance, MOA: Mechanism of Action

Phase 1/2 Summary: Safety and Efficacy of OCU400 at 2 Years

- OCU400 is observed to have a favorable safety and tolerability profile in all subjects across multiple mutations
- 100% (10/10) treated evaluable subjects showed improvement or preservation in visual function compared to untreated eyes
- OCU400 demonstrated a durable and statistically significant (*p=0.005*) improvement in visual function (LLVA) in all evaluable treated subjects at 2 years when compared to untreated eyes

*Improvement: 2-line (10 Letters on ETDRS chart) ; Preservation: ±4 Letters on ETDRS chart
#ETDRS = Early Treatment Diabetic Retinopathy Study; Students t-test was used to determine significance
ITT= Intent to Treat subjects (- Adverse Events, Sentinel); and Ceiling Effect on Mobility Test

OCU400 Phase 3 liMeliGhT Trial: Design and Key Criteria

OCU400 Phase 3



MTD established from Phase 1/2 trial
Randomization 2:1
Treatment Group
n=100
(RHO, n=50;
Gene-agnostic, n=50)
Control Group
n=50
(RHO, n=25;
Gene-agnostic, n=25)

Arms	Dose
Control Group	No treatment
Treatment Group	2.5×10^{10} vg/eye in 250 µL

Study Endpoints

Primary Efficacy Endpoint

- Change in functional vision of responders in treated vs. untreated control
  - Responder: Subjects showing ≥2 Lux Level in LDNA from baseline to M12

Secondary Efficacy Endpoints

- Change in visual function as assessed by Low Luminance Visual Acuity (LLVA) in the study eye when compared to untreated control

Target Population:

- Early- to late-stage disease population including pediatrics (5+ years)

ocugen

OCU410ST for Stargardt Disease

OCU410ST First-in-Class Novel Modifier Gene Therapy Product for Stargardt Disease

Unmet Need

~100,000 Patients in U.S./EU and 1 million globally who suffer from *ABCA4*-associated retinopathies[1] (>1,200 mutations)

Currently there are no approved products in the market and it's very difficult to provide a solution using traditional gene therapy or gene editing

Potential Solution

OCU410ST has potential to upregulate key functioning genes in the network and create a heathy environment for cells to survive—therefore a single, one-time product for life can be used to treat all *ABCA4*-associated retinopathies

Current Status of OCU410ST:

- FDA approved a Phase 2/3 pivotal confirmatory clinical trial for BLA filing
- Plan to initiate the Phase 2/3 study mid-2025
- Targeting BLA submission by 2027

OCU410ST Market Potential


100,000
OCU410ST

Pricing for current gene therapies ranges between $1-4M/patient

Received ODD from FDA & OMPD from EMA for *ABCA4*-associated retinopathies and ATMP classification from EMA

[1]P Kohli et al., StatPearls, 2024. https://www.ncbi.nlm.nih.gov/books/NBK587351/

[2]https://www.rxcinternational.com/monthly-gene-therapy-review/a-little-earlier-than-expected-sparks-announces-luxturna-pricing-850k

OCU410ST Stabilizes or Improves Retinal Structure and Visual Function in Phase 1 Clinical Trial

Parameters for Assessment	Low 1	Low 2	Low 3	Med 1	Med 2	Med 3	High 1	High 3	Overall Measures
Primary Endpoint: Atrophic lesion growth (mm^2) compared to untreated eyes	●	●	●	*	●			●	5/7 (71.5%)
Secondary Endpoint: Visual Function Improvement (BCVA)	*	●	●	*	●	●	●	●	6/6 (100%)

● Parameters showing improvement or preservation in the treated eye

- Primary Endpoint: Structural Improvement
  - Atrophic lesions grew slower by 52% at 6M and by 103% at 12M in evaluable treated eyes when compared to untreated eyes
- Secondary Endpoint: Visual Function (BCVA)
  - Treated eyes demonstrated statistically significant (*p=0.02*) improvement in visual function when compared to untreated fellow eyes
  - 6/6 (100%) evaluable treated eyes demonstrated stabilization or improvement in visual function

BL= baseline
Stabilization = ±4 letters from Baseline; Improvement: ≥5 Letters from Baseline; * Data points not evaluable due to Cataract

Improvement of Visual Function in OCU410ST Treated *vs* Untreated Eyes



Treated Eye
Untreated Eye
Mean Change in BCVA (ETDRS) from Baseline
10
5
0
-5
-10
Baseline
M3
M6
*
Improvement from Baseline
Stabilization
Decrease from Baseline

- 6/6 (100%) evaluable treated eyes demonstrated improvement or stabilization in visual function
- Treated eyes demonstrate 2-line (10 letters*) gain in the visual acuity when compared to untreated fellow eyes

Treated eyes demonstrated statistically significant (*$p = 0.02$) improvement in visual function when compared to untreated fellow eyes

Improvement: ≥ 5 ETDRS letters; Stabilization : ±4 ETDRS letters
Data points for M3 (N=6), M6 (N=6); *Nearly 10 Letters (Early Treatment Diabetic Retinopathy Scale scale)

Primary Endpoint: Slower Atrophic Lesion Growth in Treated Eyes



Treated Eye
Untreated Eye
Mean Change in Total Atrophy Area from Baseline (mm^2)
0.6
0.4
0.2
0.0
52%
6M
Timeline

- 52% slower atrophic lesion growth in treated eyes versus untreated fellow eyes after single injection at 6 M (N=7)
- 103 % slower atrophic lesion growth in treated eyes versus untreated fellow eyes at 12 M (N=2)

- Data from Low-dose (N=3), Med-dose (N=2), High Dose (N=2) subjects was used for analysis
- One Medium dose subject with worsening cataract not used for efficacy
- 1 High dose subject was lost to Follow-up

Overall Safety – OCU410ST Phase 1 GARDian Trial

- OCU410ST demonstrated a favorable safety and tolerability profile
- No study drug or study procedure related SAEs (deemed related to study drug or study procedure) were reported including:
  - No development of exudation
  - No infectious endophthalmitis
  - No intraocular Inflammation
  - No anterior ischemic optic neuropathy (AION)
  - No vasculitis
- No adverse events of special interests (AESIs)

Clinical Study Design for Phase 2/3 Pivotal Confirmatory BLA Trial

Phase 2/3 Pivotal Confirmatory BLA Trial



MTD established from Phase 1 trial
Randomization 2:1
Treatment Group n=34
Control Group n=17
DSMB
4-week data review of first 17 subjects
DSMB
4-week data review of next 17 subjects
DSMB
4-week data review of all 51 subjects

Phase 2/3 Dose	Vg/ml
Control Group	No treatment
Treatment Group	1.5×10^{11} vg/mL

Study Endpoints

Primary Efficacy Endpoint:

- Change from baseline to Month 12 in the atrophic lesion size [measured in mm^2 by fundus autofluorescence (FAF)] in the study eye when compared to the untreated control eye

Secondary Efficacy Endpoint:

- Change in visual function as assessed by Low-Luminance Visual Acuity (LLVA) in the study eye when compared to the untreated control eye
- Change in visual function as assessed by Best corrected visual acuity (BCVA) in the study eye when compared to the untreated control eye

Target Population:

- Early- to late-stage disease population including pediatrics (5+ years)

Adaptive Design with Sample Size Re-Estimation

When 24 subjects in the study (16 in treatment group and 8 in control group) complete their 8 months clinical assessments, a masked interim analysis is planned. The atrophic lesion size in mm^2 will be measured by FAF.

ocugen

OCU410 for Geographic Atrophy Secondary to Dry Age-Related Macular Degeneration

ocugen

OCU410 First-in-Class Novel Modifier Gene Therapy for GA

Unmet Need

~19 million patients in U.S. and EU and 260 million globally suffer from dAMD[1]
~2-3 million patients in U.S. & EU and ~8 million globally suffer from GA–advanced dAMD[2]

Currently, approved products target only one disease pathway associated with GA–complement system–and address 25% the patient population. These treatments require 6-12 injections per year and have associated side effects.

Potential Solution

OCU410 is designed to address all four pathways associated with GA: lipid metabolism, inflammation, oxidative stress, and complement

OCU410 has the potential to stabilize or reverse disease progression though a single subretinal injection for life

Current Status of OCU410:

- Positive opinion from the EMA Committee for Advanced Therapies for Advanced Therapy Medicinal Product (ATMP) classification
- Completed Phase 1/2 enrollment and dosing
- Intend to complete 1-year follow up in 1Q 2026
- Targeting BLA submission in 2028

- 2 approved products for GA:
  FY '24 sales
  SYFOVRE® (Apellis): $611M (Full Year)
  IZERVAY™ (Astellas): $107M
- OCU410 has potential to treat 2-3 million patients in U.S. and EU
- Pricing for current gene therapies ranges between $1-4M/patient

There remains no approved treatment for GA in Europe

Received ATMP classification from EMA

ocugen

[1]DB Rein et al., *JAMA Ophthalmol*, 2022. doi: 10.1001/jamaophthalmol.2022.4401
[2]CJ Thomas et al., *Med Clin North Am*, 2021. doi: 10.1016/j.mcna.2021.01.003 (2021).

OCU410 Phase 2 Study : Design and Key Criteria


MTD established from Phase 1 trial
Phase 1
Dose-escalation
3+3+3 Design
Phase 2
Randomization 1:1:1
High dose Group
n=16
Medium dose
Group
n=17
Control Group
n=14

Arms	Dose
Control Group	No treatment
Low-dose Group	2.5x 10^{10} vg/mL in 200 µL
Medium-dose Group	5x 10^{10} vg/mL in 200 µL
High-dose Group	1.5x 10^{11} vg/mL in 200 µL

Phase 2 Study Endpoints

Primary Endpoint

- Change in GA lesion size (mm^2) using Fundus Autofluorescence (FAF)

Secondary Endpoint

- Change in LLVA up to M12
- Preservation of retinal tissue around area of atrophy

Preservation of Visual Function (LLVA) in OCU410 Treated *vs* Untreated Eyes in Phase 1/2 Study


Mean change in LLVA (ETDRS) from Baseline
5
0
-5
-10
-15
BL
3M*
6M
9M*
Treated Eye
Untreated Eye
Stabilization
Decrease from Baseline

Treated eyes demonstrate 2-line (10-letter*) gain in the visual acuity when compared to untreated fellow eyes

Treated eyes demonstrated improvement compared to untreated in visual function demonstrating treatment benefit

Stabilization : ±4 letters from Baseline; Improvement: ≥5 Letters from Baseline
Data points at 3M (N=9), 6M (N=7), 9M (N=2) ; Preservation = Visual acuity saved due to treatment
* Nearly 10 Letters (Early Treatment Diabetic Retinopathy Study scale) gain observed at M3 (N=9), M9 (N=2)

Substantial Slowing of GA Lesion Growth after Single Sub-Retinal Injection of OCU410



Mean change from Baseline in GA lesion (mm^2)
3
2
1
0
-1
Natural History Studies
Untreated Eye
Treated Eye
1.69±0.39
44%
0.95±0.45
Baseline
3M
6M
9M
Timeline

- 44% slower GA lesion growth in treated eye versus fellow eyes after single injection
- The slope of the untreated eye overlaps with natural history of the disease

GA: geographic atrophy; Data points at 3M (N=9), 6M (N=7), 9M (N=2)
GA growth rates per Natural History Studies obtained from Proxima A study

OCU410 Treatment Preserves Retinal Tissue in GA Lesions



Difference in Mean GA lesion Size between Treated and Untreated Eyes (mm²)
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
0.3
0.375
0.61
PEOM (9M)
PM (9M)
OCU410(9M)

Single sub-retinal injection of OCU410 at 9M is more effective when compared to PM and PEOM treatment

OCU410 treatment preserves more retinal tissue around the GA lesions of treated eyes at 9M compared to PM and PEOM

Based on reading from the Chart for OAKS and DERBY study results which used Sham controls in lieu of untreated.

Includes both foveal and subfoveal GA: geographic atrophy; PM=pegcetacoplan monthly; PEOM=pegcetacoplan every other month
Preservation = Amount to retinal tissue protected from atrophy due to treatment

OCU410 is Relatively Safe Compared to Approved Drugs for GA

	Competitor	OCU410
Endophthalmitis and Retinal Detachments	√	-
Retinal Vasculitis and/or Retinal Vascular Occlusion	√	-
Choroidal Neovascularization	√	-
Intraocular Inflammation	√	-
Optic ischemic neuropathy	√	-
Treatment Emergent Serious Adverse Events	√	-
Treatment Emergent Adverse Events considered severe	√	-

Competitors: Available reported data from product inserts for approved drugs (avacincaptad (ACP) pegol and pegacetacoplan)
Preservation = Amount of retinal tissue protected from atrophy due to treatment

OCU200

Novel biologic for treating Diabetic Macular Edema (DME), Diabetic Retinopathy (DR) and Wet Age-Related Macular Degeneration (Wet AMD)

OCU200: Phase 1 Clinical Trial Targeting Diabetic Macular Edema (DME)

Novel biologics candidate for sight-threatening conditions

- A recombinant fusion protein of transferrin and tumstatin
- Potential to address diabetic macular edema (DME), diabetic retinopathy (DR), and wet AMD: total prevalence = 213M

Limited treatment options available for DME

- Current therapies target only one pathway, either angiogenesis or inflammation
- Approximately 30 to 40% of DME patients are refractive to current anti-VEGF therapies

OCU200 potentially addresses shortcomings of current treatments

- OCU200 targets the underlying disease mechanisms through the integrin pathway and holds promise to provide benefit to all DME patients, including non-responders to currently approved therapy

OCU200 Phase 1 clinical trial:

- Initially targeting DME
  - Initiated patient dosing
- Multicenter, open-label, dose-ranging study to assess drug safety and efficacy via intravitreal
  injection in three cohorts: low dose (0.025 mg), medium dose (0.05 mg), and high dose (0.1 mg)
  - Subjects will receive a total of two intravitreal injections, with the second injection a few weeks after the first one
  - Patient follow-up will take place up to three months after the last injection



Normal eye
Retina
Macula
Diabetic macular edema
Macular edema

DME: bulges protrude from the blood vessels, leading to leakage of fluid and blood into the retina; leakage results in swelling (or "edema"), promoting vision loss

ocugen

Ocugen's Cell Therapy and Mucosal Vaccine Platforms



Regenerative Cell Therapy Platform
First-in-Class

- Therapeutic Focus: Articular cartilage lesions
- Differentiator: 3D scaffold
- Received RMAT designation
- **Pipeline:**
  - NeoCart® (Ph3): articular cartilage defects in the knee



Inhalation Vaccines Platform
First-in-Class

- Therapeutic Focus: Flu and COVID-19
- Differentiator: Inhalation for improved durability and transmission control
- **Pipeline:**
  - OCU500 (IND cleared for Phase 1): COVID-19 vaccine
  - OCU510 (Preclin): flu quadrivalent
  - OCU520 (Preclin): COVID-19 + flu combo

Near-Term Targeted Milestones—2025

- Complete OCU400 Phase 3 recruitment and continue to monitor patients to ensure BLA/MAA filings are complete in 1H 2026
- Provide safety and efficacy updates from OCU410 Phase I and Phase 2 (interim)
- Initiate OCU410ST Phase 2/3 pivotal confirmatory clinical trial by mid-2025
- Complete OCU200 Phase 1 clinical trial and provide preliminary safety /efficacy updates

Ocugen™ Vision

Fully integrated, patient-centric biotech company focused on vaccines in support of public health and gene and cell therapies targeting unmet medical needs through **Courageous Innovation**

